Exhibit 99.2

FULTON FINANCIAL CORPORATION
CONDENSED CONSOLIDATED ENDING BALANCE SHEETS (UNAUDITED)
dollars in thousands
				% Change from
	September 30	September 30	June 30	September 30	June 30
	2014	2013	2014	2013	2014
ASSETS
Cash and due from banks	$220,946	$262,938	$258,837	(16.0)%	(14.6)%
Other interest-earning assets	377,579	308,924	305,518	22.2%	23.6%
Loans held for sale	25,212	39,273	36,079	(35.8)%	(30.1)%
Investment securities	2,470,609	2,597,435	2,497,776	(4.9)%	(1.1)%
Loans, net of unearned income	13,030,405	12,780,899	12,839,511	2.0%	1.5%
Allowance for loan losses	(189,477)	(210,486)	(191,685)	(10.0)%	(1.2)%
Net loans	12,840,928	12,570,413	12,647,826	2.2%	1.5%
Premises and equipment	224,441	227,299	225,168	(1.3)%	(0.3)%
Accrued interest receivable	43,544	44,715	42,116	(2.6)%	3.4%
Goodwill and intangible assets	532,117	533,918	532,432	(0.3)%	(0.1)%
Other assets	502,798	465,856	487,887	7.9%	3.1%
Total Assets	$17,238,174	$17,050,771	$17,033,639	1.1%	1.2%
LIABILITIES AND SHAREHOLDERS' EQUITY
Deposits	$13,333,627	$12,721,121	$12,693,659	4.8%	5.0%
Short-term borrowings	564,952	1,198,577	1,008,307	(52.9)%	(44.0)%
Other liabilities	243,300	212,987	263,478	14.2%	(7.7)%
FHLB advances and long-term debt	1,018,289	889,122	968,395	14.5%	5.2%
Total Liabilities	15,160,168	15,021,807	14,933,839	0.9%	1.5%
Shareholders' equity	2,078,006	2,028,964	2,099,800	2.4%	(1.0)%
Total Liabilities and Shareholders' Equity	$17,238,174	$17,050,771	$17,033,639	1.1%	1.2%

LOANS, DEPOSITS AND SHORT-TERM BORROWINGS DETAIL:
Loans, by type:
Real estate - commercial mortgage	$5,156,979	$5,063,372	$5,128,734	1.8%	0.6%
Commercial - industrial, financial and agricultural	3,691,262	3,645,270	3,601,721	1.3%	2.5%
Real estate - home equity	1,733,036	1,773,554	1,730,497	(2.3)%	0.1%
Real estate - residential mortgage	1,372,033	1,327,469	1,361,976	3.4%	0.7%
Real estate - construction	687,728	577,342	634,018	19.1%	8.5%
Consumer	278,219	296,142	280,557	(6.1)%	(0.8)%
Leasing and other	111,148	97,749	102,008	13.7%	9.0%
Total Loans, net of unearned income	$13,030,405	$12,780,898	$12,839,511	2.0%	1.5%
Deposits, by type:
Noninterest-bearing demand	$3,556,810	$3,338,075	$3,484,125	6.6%	2.1%
Interest-bearing demand	3,164,514	2,986,549	2,855,511	6.0%	10.8%
Savings deposits	3,620,919	3,371,923	3,338,018	7.4%	8.5%
Time deposits	2,991,384	3,024,574	3,016,005	(1.1)%	(0.8)%
Total Deposits	$13,333,627	$12,721,121	$12,693,659	4.8%	5.0%
Short-term borrowings, by type:
Customer repurchase agreements	$195,121	$209,800	$212,930	(7.0)%	(8.4)%
Customer short-term promissory notes	78,225	95,503	86,366	(18.1)%	(9.4)%
Federal funds purchased	6,606	493,274	384,011	(98.7)%	(98.3)%
Short-term FHLB advances	285,000	400,000	325,000	(28.8)%	(12.3)%
Total Short-term Borrowings	$564,952	$1,198,577	$1,008,307	(52.9)%	(44.0)%

FULTON FINANCIAL CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)
in thousands, except per-share data and percentages
	Three Months Ended			% Change from		Nine Months Ended
	September 30	September 30	June 30	Sep 30	Jun 30	September 30
	2014	2013	2014	2013	2014	2014	2013	% Change
Interest Income:
Interest income	$149,790	$152,832	$147,902	(2.0)%	1.3%	$446,484	$457,232	(2.4)%
Interest expense	20,424	20,299	20,004	0.6%	2.1%	59,655	62,990	(5.3)%
Net Interest Income	129,366	132,533	127,898	(2.4)%	1.1%	386,829	394,242	(1.9)%
Provision for credit losses	3,500	9,500	3,500	(63.2)%	—%	9,500	38,000	(75.0)%
Net Interest Income after Provision	125,866	123,033	124,398	2.3%	1.2%	377,329	356,242	5.9%
Non-Interest Income:
Service charges on deposit accounts	12,801	13,938	12,552	(8.2)%	2.0%	37,064	42,700	(13.2)%
Investment management and trust services	11,120	10,420	11,339	6.7%	(1.9)%	33,417	31,117	7.4%
Other service charges and fees	9,954	9,518	10,526	4.6%	(5.4)%	29,407	27,536	6.8%
Mortgage banking income	4,038	7,123	5,741	(43.3)%	(29.7)%	13,384	26,293	(49.1)%
Investment securities gains	81	2,633	1,112	(96.9)%	(92.7)%	1,193	7,971	(85.0)%
Other	3,906	3,725	3,602	4.9%	8.4%	10,813	11,315	(4.4)%
Total Non-Interest Income	41,900	47,357	44,872	(11.5)%	(6.6)%	125,278	146,932	(14.7)%
Non-Interest Expense:
Salaries and employee benefits	62,434	63,344	63,623	(1.4)%	(1.9)%	185,623	188,046	(1.3)%
Net occupancy expense	11,582	11,519	11,464	0.5%	1.0%	36,649	34,810	5.3%
Other outside services	8,632	5,048	7,240	71.0%	19.2%	19,684	13,223	48.9%
Data processing	4,689	4,757	4,331	(1.4)%	8.3%	12,816	13,169	(2.7)%
Software	3,353	3,268	3,209	2.6%	4.5%	9,487	9,110	4.1%
Equipment expense	3,307	3,646	3,360	(9.3)%	(1.6)%	10,269	11,447	(10.3)%
Professional fees	3,252	3,329	3,559	(2.3)%	(8.6)%	9,715	9,771	(0.6)%
FDIC insurance expense	2,882	2,918	2,615	(1.2)%	10.2%	8,186	8,766	(6.6)%
Marketing	1,798	2,251	2,337	(20.1)%	(23.1)%	5,719	6,045	(5.4)%
Other real estate owned and repossession expense	1,303	1,453	748	(10.3)%	74.2%	3,034	6,248	(51.4)%
Operating risk loss	1,242	3,297	716	(62.3)%	73.5%	3,786	6,923	(45.3)%
Intangible amortization	314	534	315	(41.2)%	(0.3)%	944	1,603	(41.1)%
Other	11,010	11,241	12,657	(2.1)%	(13.0)%	35,614	35,510	0.3%
Total Non-Interest Expense	115,798	116,605	116,174	(0.7)%	(0.3)%	341,526	344,671	(0.9)%
Income Before Income Taxes	51,968	53,785	53,096	(3.4)%	(2.1)%	161,081	158,503	1.6%
Income tax expense	13,402	13,837	13,500	(3.1)%	(0.7)%	41,136	38,746	6.2%
Net Income	$38,566	$39,948	$39,596	(3.5)%	(2.6)%	$119,945	$119,757	0.2%

PER SHARE:
Net income:
Basic	$0.21	$0.21	$0.21	—%	—%	$0.64	$0.62	3.2%
Diluted	0.21	0.21	0.21	—%	—%	0.64	0.61	4.9%

Cash dividends	$0.08	$0.08	$0.08	—%	—%	$0.24	$0.24	—%
Shareholders' equity	11.22	10.55	11.11	6.4%	1.0%	11.22	10.55	6.4%
Shareholders' equity (tangible)	8.35	7.77	8.29	7.5%	0.7%	8.35	7.77	7.5%

Weighted average shares (basic)	186,109	192,251	188,139	(3.2)%	(1.1)%	187,893	193,926	(3.1)%
Weighted average shares (diluted)	186,955	193,259	189,182	(3.3)%	(1.2)%	188,863	194,926	(3.1)%
Shares outstanding, end of period	185,158	192,332	189,033	(3.7)%	(2.0)%	185,158	192,332	(3.7)%

SELECTED FINANCIAL RATIOS:
Return on average assets	0.90%	0.93%	0.94%			0.95%	0.95%
Return on average shareholders' equity	7.32%	7.81%	7.63%			7.72%	7.79%
Return on average shareholders' equity (tangible)	9.88%	10.69%	10.30%			10.43%	10.62%
Net interest margin	3.39%	3.45%	3.41%			3.42%	3.51%
Efficiency ratio	65.80%	63.92%	65.85%			65.02%	62.81%

FULTON FINANCIAL CORPORATION
CONDENSED CONSOLIDATED AVERAGE BALANCE SHEET ANALYSIS (UNAUDITED)
dollars in thousands
	Three Months Ended
	September 30, 2014			September 30, 2013			June 30, 2014
	Average		Yield/	Average		Yield/	Average		Yield/
	Balance	Interest (1)	Rate	Balance	Interest (1)	Rate	Balance	Interest (1)	Rate
ASSETS
Interest-earning assets:
Loans, net of unearned income	$12,922,821	$136,773	4.20%	$12,728,162	$139,141	4.34%	$12,795,747	$134,387	4.21%
Taxable investment securities	2,181,099	12,278	2.25%	2,446,583	12,977	2.12%	2,211,004	12,418	2.25%
Tax-exempt investment securities	256,303	3,414	5.33%	284,372	3,581	5.04%	270,482	3,534	5.23%
Equity securities	34,002	438	5.12%	35,999	435	4.82%	33,922	419	4.95%
Total Investment Securities	2,471,404	16,130	2.61%	2,766,954	16,993	2.46%	2,515,408	16,371	2.60%
Loans held for sale	23,699	237	4.01%	36,450	382	4.19%	17,540	214	4.87%
Other interest-earning assets	293,286	976	1.33%	236,185	659	1.12%	238,921	1,207	2.02%
Total Interest-earning Assets	15,711,210	154,116	3.90%	15,767,751	157,175	3.96%	15,567,616	152,179	3.92%
Noninterest-earning assets:
Cash and due from banks	203,134			210,525			198,291
Premises and equipment	224,241			224,837			224,586
Other assets	1,055,521			1,009,162			1,037,654
Less: allowance for loan losses	(192,163)			(220,342)			(196,462)
Total Assets	$17,001,943			$16,991,933			$16,831,685
LIABILITIES AND SHAREHOLDERS' EQUITY
Interest-bearing liabilities:
Demand deposits	$3,047,191	$953	0.12%	$2,895,156	$938	0.13%	$2,914,887	$904	0.12%
Savings deposits	3,468,958	1,061	0.12%	3,359,795	1,015	0.12%	3,355,929	1,031	0.12%
Time deposits	3,009,225	6,984	0.92%	3,065,210	6,790	0.88%	3,012,061	6,750	0.90%
Total Interest-bearing Deposits	9,525,374	8,998	0.37%	9,320,161	8,743	0.37%	9,282,877	8,685	0.38%
Short-term borrowings	667,397	297	0.18%	1,337,742	691	0.20%	1,047,684	540	0.21%
FHLB advances and long-term debt	995,486	11,129	4.45%	889,141	10,865	4.87%	894,511	10,779	4.83%
Total Interest-bearing Liabilities	11,188,257	20,424	0.73%	11,547,044	20,299	0.70%	11,225,072	20,004	0.71%
Noninterest-bearing liabilities:
Demand deposits	3,514,033			3,221,648			3,322,195
Other	210,194			194,163			202,520
Total Liabilities	14,912,484			14,962,855			14,749,787
Shareholders' equity	2,089,459			2,029,078			2,081,898
Total Liabilities and Shareholders' Equity	$17,001,943			$16,991,933			$16,831,685
Net interest income/net interest margin (fully taxable equivalent)		133,692	3.39%		136,876	3.45%		132,175	3.41%
Tax equivalent adjustment		(4,326)			(4,343)			(4,277)
Net interest income		$129,366			$132,533			$127,898

(1) Presented on a tax-equivalent basis using a 35% Federal tax rate and statutory interest expense disallowances.

AVERAGE LOANS, DEPOSITS AND SHORT-TERM BORROWINGS DETAIL:
	Three Months Ended			% Change from
	September 30	September 30	June 30	September 30	June 30
	2014	2013	2014	2013	2014
Loans, by type:
Real estate - commercial mortgage	$5,114,221	$4,961,871	$5,138,537	3.1%	(0.5)%
Commercial - industrial, financial and agricultural	3,657,047	3,706,113	3,617,977	(1.3)%	1.1%
Real estate - home equity	1,727,253	1,767,095	1,735,767	(2.3)%	(0.5)%
Real estate - residential mortgage	1,369,087	1,323,972	1,339,034	3.4%	2.2%
Real estate - construction	663,922	576,222	588,176	15.2%	12.9%
Consumer	284,630	299,057	276,444	(4.8)%	3.0%
Leasing and other	106,661	93,832	99,812	13.7%	6.9%
Total Loans, net of unearned income	$12,922,821	$12,728,162	$12,795,747	1.5%	1.0%
Deposits, by type:
Noninterest-bearing demand	$3,514,033	$3,221,648	$3,322,195	9.1%	5.8%
Interest-bearing demand	3,047,191	2,895,156	2,914,887	5.3%	4.5%
Savings deposits	3,468,958	3,359,795	3,355,929	3.2%	3.4%
Time deposits	3,009,225	3,065,210	3,012,061	(1.8)%	(0.1)%
Total Deposits	$13,039,407	$12,541,809	$12,605,072	4.0%	3.4%
Short-term borrowings, by type:
Customer repurchase agreements	$202,809	$196,503	$216,212	3.2%	(6.2)%
Customer short-term promissory notes	83,734	91,573	81,823	(8.6)%	2.3%
Federal funds purchased	224,930	559,992	444,429	(59.8)%	(49.4)%
Short-term FHLB advances and other borrowings	155,924	489,674	305,220	(68.2)%	(48.9)%
Total Short-term Borrowings	$667,397	$1,337,742	$1,047,684	(50.1)%	(36.3)%

FULTON FINANCIAL CORPORATION
CONDENSED CONSOLIDATED AVERAGE BALANCE SHEET ANALYSIS (UNAUDITED)
dollars in thousands
	Nine Months Ended September 30
	2014			2013
	Average			Average
	Balance	Interest (1)	Yield/Rate	Balance	Interest (1)	Yield/Rate
ASSETS

Interest-earning assets:
Loans, net of unearned income	$12,827,563	$405,904	4.23%	$12,506,393	$414,091	4.43%
Taxable investment securities	2,216,344	37,962	2.28%	2,426,015	40,890	2.25%
Tax-exempt investment securities	268,604	10,561	5.24%	285,638	11,003	5.14%
Equity securities	33,949	1,286	5.06%	40,352	1,416	4.69%
Total Investment Securities	2,518,897	49,809	2.64%	2,752,005	53,309	2.58%
Loans held for sale	18,259	585	4.27%	42,122	1,261	3.99%
Other interest-earning assets	263,797	3,065	1.55%	217,975	1,527	0.93%
Total Interest-earning Assets	15,628,516	459,363	3.93%	15,518,495	470,188	4.05%

Noninterest-earning assets:
Cash and due from banks	200,368			206,403
Premises and equipment	225,033			225,733
Other assets	1,041,834			1,047,122
Less: allowance for loan losses	(197,235)			(223,220)
Total Assets	$16,898,516			$16,774,533

LIABILITIES AND SHAREHOLDERS' EQUITY

Interest-bearing liabilities:
Demand deposits	$2,969,470	$2,766	0.12%	$2,773,917	$2,687	0.13%
Savings deposits	3,392,681	3,127	0.12%	3,348,413	3,054	0.12%
Time deposits	2,984,861	19,686	0.88%	3,184,281	22,901	0.96%
Total Interest-bearing Deposits	9,347,012	25,579	0.37%	9,306,611	28,642	0.41%

Short-term borrowings	972,694	1,470	0.20%	1,228,882	1,900	0.20%
FHLB advances and long-term debt	924,920	32,606	4.71%	889,826	32,448	4.87%
Total Interest-bearing Liabilities	11,244,626	59,655	0.71%	11,425,319	62,990	0.74%

Noninterest-bearing liabilities:
Demand deposits	3,360,876			3,103,381
Other	214,826			190,976
Total Liabilities	14,820,328			14,719,676
Shareholders' equity	2,078,188			2,054,857

Total Liabilities and Shareholders' Equity	$16,898,516			$16,774,533

Net interest income/net interest margin (fully taxable equivalent)		399,708	3.42%		407,198	3.51%
Tax equivalent adjustment		(12,879)			(12,956)

Net interest income		$386,829			$394,242

(1) Presented on a tax-equivalent basis using a 35% Federal tax rate and statutory interest expense disallowances.

AVERAGE LOANS, DEPOSITS AND SHORT-TERM BORROWINGS DETAIL:

	Nine Months Ended
	September 30
	2014	2013	% Change
Loans, by type:
Real estate - commercial mortgage	$5,112,735	$4,796,557	6.6%
Commercial - industrial, financial and agricultural	3,637,440	3,694,612	(1.5)%
Real estate - home equity	1,739,352	1,721,041	1.1%
Real estate - residential mortgage	1,348,269	1,305,434	3.3%
Real estate - construction	609,803	594,991	2.5%
Consumer	278,697	303,127	(8.1)%
Leasing and other	101,267	90,631	11.7%
Total Loans, net of unearned income	$12,827,563	$12,506,393	2.6%

Deposits, by type:
Noninterest-bearing demand	$3,360,876	$3,103,381	8.3%
Interest-bearing demand	2,969,470	2,773,917	7.0%
Savings deposits	3,392,681	3,348,413	1.3%
Time deposits	2,984,861	3,184,281	(6.3)%

Total Deposits	$12,707,888	$12,409,992	2.4%

Short-term borrowings, by type:
Customer repurchase agreements	$202,184	$183,432	10.2%
Customer short-term promissory notes	89,119	100,532	(11.4)%
Federal funds purchased	361,162	681,576	(47.0)%
Short-term FHLB advances and other borrowings	320,229	263,342	21.6%
Total Short-term Borrowings	$972,694	$1,228,882	(20.8)%

FULTON FINANCIAL CORPORATION
ASSET QUALITY INFORMATION (UNAUDITED)
dollars in thousands
	Three Months Ended			Nine Months Ended
	Sep 30	Sep 30	Jun 30	Sep 30	Sep 30
	2014	2013	2014	2014	2013
ALLOWANCE FOR CREDIT LOSSES:
Balance at beginning of period	$193,442	$217,626	$199,006	$204,917	$225,439
Loans charged off:
Commercial - industrial, financial and agricultural	(5,167)	(9,394)	(5,512)	(15,804)	(24,856)
Consumer and home equity	(2,030)	(2,838)	(1,683)	(6,115)	(8,191)
Real estate - commercial mortgage	(1,557)	(3,724)	(2,141)	(5,084)	(13,050)
Real estate - construction	(313)	(598)	(218)	(745)	(5,181)
Leasing and other	(306)	(787)	(833)	(1,434)	(2,037)
Real estate - residential mortgage	(231)	(767)	(1,089)	(2,166)	(8,282)
Total loans charged off	(9,604)	(18,108)	(11,476)	(31,348)	(61,597)
Recoveries of loans previously charged off:
Commercial - industrial, financial and agricultural	1,013	2,295	775	2,532	3,430
Consumer and home equity	784	492	579	1,928	1,927
Real estate - commercial mortgage	1,167	185	430	1,641	2,754
Real estate - construction	470	379	158	852	1,794
Leasing and other	241	224	362	767	649
Real estate - residential mortgage	95	245	108	319	442
Recoveries of loans previously charged off	3,770	3,820	2.412	8,039	10,996
Net loans charged off	(5,834)	(14,288)	(9.064)	(23,309)	(50,601)
Provision for credit losses	3,500	9,500	3,500	9,500	38,000
Balance at end of period	$191,108	$212,838	$193,442	$191,108	$212,838
Net charge-offs to average loans (annualized)	0.18%	0.45%	0.28%	0.24%	0.54%
NON-PERFORMING ASSETS:
Non-accrual loans	$126,420	$143,012	$129,934
Loans 90 days past due and accruing	17,428	25,271	19,378
Total non-performing loans	143,848	168,283	149,312
Other real estate owned	13,489	18,173	13,482
Total non-performing assets	$157,337	$186,456	$162,794
NON-PERFORMING LOANS, BY TYPE:
Real estate - commercial mortgage	$44,602	$42,623	$44,015
Commercial - industrial, financial and agricultural	33,277	45,184	38,163
Real estate - residential mortgage	28,135	34,309	27,887
Real estate - construction	19,860	24,396	20,268
Consumer and home equity	17,586	21,704	18,919
Leasing	388	67	60
Total non-performing loans	$143,848	$168,283	$149,312
TROUBLED DEBT RESTRUCTURINGS (TDRs), BY TYPE:
Real-estate - residential mortgage	$30,850	$27,820	$31,184
Real-estate - commercial mortgage	18,869	22,644	19,398
Real estate - construction	9,251	9,841	8,561
Commercial - industrial, financial and agricultural	5,115	8,184	6,953
Consumer and home equity	2,927	1,678	2,838
Total accruing TDRs	$67,012	$70,167	$68,934
Non-accrual TDRs (1)	27,724	30,501	25,526
Total TDRs	$94,736	$100,668	$94,460
(1) Included within non-accrual loans above.

DELINQUENCY RATES, BY TYPE:
	September 30, 2014			September 30, 2013			June 30, 2014
	31-89 Days	≥90 Days (2)	Total	31-89 Days	≥90 Days (2)	Total	31-89 Days	≥90 Days (2)	Total

Real estate - commercial mortgage	0.48%	0.86%	1.34%	0.40%	0.84%	1.24%	0.30%	0.86%	1.16%
Commercial - industrial, financial and agricultural	0.28%	0.91%	1.19%	0.32%	1.24%	1.56%	0.47%	1.05%	1.52%
Real estate - construction	0.03%	2.89%	2.92%	0.40%	4.22%	4.62%	0.10%	3.20%	3.30%
Real estate - residential mortgage	1.81%	2.06%	3.87%	1.82%	2.58%	4.40%	1.78%	2.05%	3.83%
Consumer, home equity, leasing and other	0.74%	0.85%	1.59%	1.19%	1.00%	2.19%	0.84%	0.90%	1.74%
Total	0.58%	1.11%	1.69%	0.66%	1.31%	1.97%	0.58%	1.17%	1.75%
(2) Includes non-accrual loans
ASSET QUALITY RATIOS:
	Sep 30	Sep 30	Jun 30
	2014	2013	2014
Non-accrual loans to total loans	0.97%	1.12%	1.01%
Non-performing assets to total loans and OREO	1.21%	1.46%	1.27%
Non-performing assets to total assets	0.91%	1.09%	0.96%
Allowance for credit losses to loans outstanding	1.47%	1.67%	1.51%
Allowance for credit losses to non-performing loans	132.85%	126.48%	129.56%
Non-performing assets to tangible common shareholders' equity and allowance for credit losses	9.06%	10.92%	9.25%

FULTON FINANCIAL CORPORATION
RECONCILIATION OF GAAP TO NON-GAAP MEASURES (UNAUDITED)
in thousands, except per share data and percentages

Explanatory note:
This press release contains certain financial information, as detailed below, which has been derived by methods other than Generally Accepted Accounting Principles ("GAAP"). The Corporation has presented these non-GAAP financial measures because it believes that these measures provide useful and comparative information to assess trends in the Corporation's quarterly results of operations. Presentation of these non-GAAP financial measures is consistent with how the Corporation evaluates its performance internally and these non-GAAP financial measures are frequently used by securities analysts, investors and other interested parties in the evaluation of companies in the Corporation's industry. Management believes that these non-GAAP financial measures, in addition to GAAP measures, are also useful to investors to evaluate the Corporation's results. Investors should recognize that the Corporation's presentation of these non-GAAP financial measures might not be comparable to similarly-titled measures of other companies. These non-GAAP financial measures should not be considered a substitute for GAAP basis measures and the Corporation strongly encourages a review of its condensed consolidated financial statements in their entirety. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP measure follow:

	Three Months Ended			Nine Months Ended
	Sep 30	Sep 30	Jun 30	Sep 30	Sep 30
	2014	2013	2014	2014	2013
Shareholders' equity (tangible), per share
Shareholders' equity	$2,078,006	$2,028,964	$2,099,800
Less: Goodwill and intangible assets	(532,117)	(533,918)	(532,432)
Tangible shareholders' equity (numerator)	$1,545,889	$1,495,046	$1,567,368
Shares outstanding, end of period (denominator)	185,158	192,332	189,033
Shareholders' equity (tangible), per share	$8.35	$7.77	$8.29

Return on average common shareholders' equity (tangible)
Net income	$38,566	$39,948	$39,596	$119,945	$119,757
Plus: Intangible amortization, net of tax	203	347	204	614	1,042
Numerator	$38,769	$40,295	$39,800	$120,559	$120,799
Average shareholders' equity	$2,089,459	$2,029,078	$2,081,898	$2,078,188	$2,054,857
Less: Average goodwill and intangible assets	(532,271)	(534,179)	(532,585)	(532,584)	(534,712)
Average tangible shareholders' equity (denominator)	$1,557,188	$1,494,899	$1,549,313	$1,545,604	$1,520,145
Return on average common shareholders' equity (tangible), annualized	9.88%	10.69%	10.30%	10.43%	10.62%

Efficiency ratio
Non-interest expense	$115,798	$116,605	$116,174	$341,526	$344,671
Less: Intangible amortization	(314)	(534)	(315)	(944)	(1,603)
Numerator	$115,484	$116,071	$115,859	$340,582	$343,068
Net interest income (fully taxable equivalent)	$133,692	$136,876	$132,175	$399,708	$407,198
Plus: Total Non-interest income	41,900	47,357	44,872	125,278	146,932
Less: Investment securities gains	(81)	(2,633)	(1,112)	(1,193)	(7,971)
Denominator	$175,511	$181,600	$175,935	$523,793	$546,159
Efficiency ratio	65.80%	63.92%	65.85%	65.02%	62.81%

Non-performing assets to tangible common shareholders' equity and allowance for credit losses
Non-performing assets (numerator)	$157,337	$186,456	$162,794
Tangible shareholders' equity	$1,545,889	$1,495,046	$1,567,368
Plus: Allowance for credit losses	191,108	212,838	193,442
Tangible shareholders' equity and allowance for credit losses (denominator)	$1,736,997	$1,707,884	$1,760,810
Non-performing assets to tangible common shareholders' equity and allowance for credit losses	9.06%	10.92%	9.25%